EXHIBIT  10.30

BANK  ONE,  COLORADO,  N.A.

                                 LOAN AGREEMENT


Borrower:  SCIENTIFIC SOFTWARE - INTERCOMP, INC. A  Lender:  BANK ONE, COLORADO,
N.A.
 COLORADO  CORPORATION        DOWNTOWN  BOULDER  BANKING  CENTER
 1801  CALIFORNIA  ST.  -  SUITE  295        2696  SOUTH  COLORADO  BLVD.
 DENVER,  CO    80202-2699        DENVER,  CO    80222


THIS LOAN AGREEMENT between SCIENTIFIC SOFTWARE-INTERCOMP, INC., A COLORADO CORPORATION ("Borrower") and BANK ONE, COLORADO, N.A. ("Lender") is made and executed on the following terms and conditions. Borrower has received prior commercial loans from Lender of has applied to Lender for a commercial loan or loans and other financial accommodations, including those which may be described on any exhibit or schedule attached to this Agreement. All such loans and financial accommodations, together with all future loans and financial accommodations from Lender to Borrower, are referred to in this Agreement
individually  as  the  "Loan"  and  collectively  as  the  "Loans."    Borrower
understands and agrees that: (a) In granting, renewing, or extending any Loan, Lender is relying upon Borrower's representations, warranties, and agreements, as set forth in this Agreement; (b) the granting, renewing, or extending of a Loan by Lender at all times shall be subject to Lender's sole judgment and discretion; and (c) all such Loans shall be and shall remain subject to the following terms and conditions of this Agreement.

TERM. This Agreement shall be effective as of March 30, 1996 and shall continue thereafter until all indebtedness of Borrower to Lender has been performed in full and the parties terminate this Agreement in writing.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

     AGREEMENT.    The  word "Agreement" means this Loan Agreement, as this Loan
Agreement may be amended or modified from time, together with all exhibits and schedules attached to this Loan Agreement from time to time.

     ACCOUNT.   The word "Account" means a trade account, account receivable, or other right to payment for goods or services rendered owing to borrower (or to a third party grantor acceptable to Lender).

     ACCOUNT  DEBTOR.    The  words  "Account  Debtor" mean the person or entity
obligated  upon  an  Account.

     ADJUSTED NET INCOME. The words "Adjusted Net Income" mean net income after taxes plus depreciation, amortization, lease expense, and interest expense.

     ADVANCE.   The word "Advance" means a disbursement of Loan funds under this
Agreement.

     BORROWER. The word "borrower" means SCIENTIFIC SOFTWARE-INTERCOMP, INC., A COLORADO CORPORATION. The word "Borrower" also includes, as applicable, all subsidiaries and affiliates of Borrower as provided below in the paragraph titled "Subsidiaries and Affiliates"

     BORROWING BASE. The words "Borrowing Base" mean, as determined by Lender from time to time, the lesser of $1,500,000.00, the value of the export working capital guarantee made by Export-Import Bank of the U.S. or 90% of Borrower's eligible export accounts receivable, as calculated on a Borrowing Base and Compliance Certificate in the form attached as Exhibit "A".

     BUSINESS DAY. The words "Business Day" mean a day on which commercial banks are open for business in the State of Colorado.

     CERCLA.   The word "CERCLA" means the Comprehensive Environmental Response,
Compensation,  and  Liability  Act  of  1980,  as  amended.

     CASH  FLOW.    The  words  "Cash  Flow"  mean  net  income after taxes, and exclusive of extraordinary gains and income, plus depreciation and amortization, less any amounts of R&D capitalized on the balance sheet.

     COLLATERAL. The word "Collateral" means and includes without limitation all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, deed of trust, assignment, pledge chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever whether created by law, contract, or otherwise.

     DEBT.      The  word  "Debt"  means  all  of  Borrower's  liabilities.

     ELIGIBLE ACCOUNTS. The words "Eligible Foreign Accounts" mean, at any time, only those accounts which are insured by export credit insurance acceptable to Lender, backed by letters of credit or from sales funded by the Export-Import Bank of the U.S. or a multilateral institution such as the World Bank or United Nations. The net amount of any Eligible Account against which Borrower may borrow shall exclude all returns, discounts, credits, and offsets of any nature. Unless otherwise agreed to by Lender in writing, Eligible Accounts do not include:

     (a) Accounts with respect to which the Account Debtor is an officer, an employee or agent of Borrower.

     (b) Accounts with respect to which the Account Debtor is a subsidiary of, or affiliated with or related to Borrower or its shareholders, officers, or directors.

     (c) Accounts with respect to which goods are placed on consignment, guaranteed sale, or other terms by reason of which the payment by the Account Debtor may be conditional.

     (d) Accounts with respect to which Borrower is or may become liable to the Account Debtor for goods sold or services rendered by the Account Debtor to Borrower.

     (e)         Accounts which are subject to dispute, counterclaim, or setoff.

     (f) Accounts with respect to which the goods have not been shipped or delivered, or the services have not been rendered, to the Account Debtor, except for fees for maintenance services, and except for partially completed milestone performance contracts.

     (g) Accounts of any Account debtor who has filed or has had filed against it a petition in bankruptcy or an application for relief under any provision of any state or federal bankruptcy, insolvency, or debtor-in-relief acts; or who has had appointed a trustee, custodian, or received for the assets of such Account Debtor; or who has made an assignment for the benefit of creditors or has become insolvent or fails generally to pay its debts (including its payrolls) as such debts become due.

     (h) Accounts with respect to which the Account Debtor is the United States Government or any department or agency of the Untied States.

     (i) Accounts which are unpaid more than 90 days after the customer's acceptance or 150 days after invoice or shipment, whichever occurs earlier.

     (j) Accounts with respect to which the Account Debtor is in a country where Eximbank will not provide coverage for the financing of export transactions, as set forth in the schedule published from time to time by Eximbank, called the "Country Limitation Schedule", which sets forth on a country by country basis whether and under what conditions Eximbank will provide coverage for the financing of export transactions to the countries listed therein.

     ERISA.   The word "ERISA" means the Employee Retirement Income Security Act of  1974,  as  amended.

     EVENT  OF    DEFAULT.  The words "Event of Default" mean and include any of the Events of Default set forth below in the section titled "EVENTS OF DEFAULT."

     GRANTOR. The word "Grantor" means and includes each and all the persons or entities granting a Security interest in any Collateral for the Indebtedness, including without limitations all Borrowers granting such a Security Interest.

     GUARANTOR.    The  word  "Guarantor" means and includes without limitation, each and all of the guarantors, sureties, and accommodation parties in connection with any indebtedness.

     INDEBTEDNESS.    The  word  "Indebtedness"  means  and  includes  without
limitation all Loans, together with all other obligations, debts and liabilities of Borrower to Lender, or any one or more of them, as well as all claims by Lender against Borrower, or any one or more of them; whether now or hereafter existing, voluntary or involuntary, due or not due, absolute or contingent, liquidated or unliquidated; whether Borrower may be liable individually or jointly with others; whether Borrower may be obligated as a guarantor, surety, or otherwise; whether recovery upon such Indebtedness may be or hereafter may become barred by any statute of limitations; and whether such Indebtedness may be or hereafter may become otherwise unenforceable.

     LENDER.    The word "Lender" means BANK ONE, COLORADO, N.A., its successors and  assigns.

     LINE  OF  CREDIT.    The  words  "Line  of Credit" mean the credit facility
described  in  this  Section  titled  "LINE  OF  CREDIT"  below.

     LIQUID  ASSETS.    The  words "Liquid Assets" mean Borrower's cash on hand,
plus government obligations with maturities less than 365 days, plus Borrower's receivables.

     LOAN. The word "Loan" or "Loans" means and includes any and all commercial loans and financial accommodations from Lender to Borrower, whether now or hereafter existing, and however evidenced, including without limitation: (1) a 300,000.00 revolving Line of Credit to finance working capital needs related to export sales, at an interest rate of Bank One, Colorado, N.A. Prime Rate minus 1.25%; and (2) a $1,200,000.00 revolving Line of Credit to finance working capital needs related to export sales and issue U.S. Dollar and foreign currency standby letters of credit to support international sales.

     NOTE. The word "Note" means Borrower's and any cosigners' promissory note or notes, if any, evidencing Borrower's Loan obligations in favor of Lender, as well as any substitute, replacement or refinancing note or notes therefor.

     RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

     SECURITY AGREEMENT. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security interest.

     SECURITY INTEREST. The words "Security Interest" mean and include without limitation any type of collateral security, whether in the form of a lien charge, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

     SARA.    The word "SARA" means the Superfund Amendments and Reauthorization
Act  of  1986  as  now  or  hereafter  amended.

     SUBORDINATED DEBT. The words "Subordinated Debt" mean indebtedness and liabilities of Borrower which have been subordinated by written agreement to indebtedness owed by Borrower to Lender in form and substance acceptable to Lender.

     TANGIBLE NET WORTH. The words "Tangible Net Worth" mean Borrower's total assets excluding all intangible assets (i.e., goodwill, trademarks, patents, copyrights, organizational expenses, and similar intangible items, but including leaseholds and leasehold improvements) less total Debt.

     WORKING  CAPITAL.    The  words  "Working  Capital" mean Borrower's current
assets,  excluding  prepaid  expenses,  less  Borrower's  current  liabilities.

LINE OF CREDIT. Lender agrees to make advances to Borrower and issue standby letters of credit on Borrower's behalf from time to time from the date of this Agreement to the maturity date of any line of credit, provided the aggregate amount of such Advances or issued standby letters of credit outstanding at any time does not exceed the Borrowing Base. For Borrowing Base purposes, standby letters of credit denominated in foreign currencies will be marked up by 20% to cover currency fluctuations unless hedged with a forward option currency contract. Any letters of credit prior to the date of shipment of the Items covered by the subject letter of credit are excluded from the borrowing availability. Disbursements shall not be made to finance the cost of manufacturing or selling of those Items which are to be sold on terms other than those set forth in Item (7) the Loan Authorization Agreement (Exhibit B, and also referred to as Annex A). Disbursements shall not be made (a) except for the purpose of enabling the Borrower to finance the cost of manufacturing or selling the Items, and (b) after the Availability Date set forth in item (10) of the Authorization Agreement. Within the foregoing limits, Borrower may borrow, partially or wholly prepay, and reborrow under this Agreement as follows.

     CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make any Advance to or for the account of Borrower and to issue standby letters of credit under this Agreement is subject to the following conditions precedent, with all documents, instruments, opinions, reports, and other items required under this Agreement to be in form and substance satisfactory to Lender:

     (a) Lender shall have received evidence that this Agreement and all Related Documents have been duly authorized, executed, and delivered by Borrower to Lender.

     (b) Lender shall have received such documents, and, if an Event of Default has occurred, such opinion of counsel or supplemental opinion as Lender may request.

     (c) The security interests in the Collateral shall have been duly authorized, created, and perfected with first lien priority and shall be in full force and effect.

     (d) All guaranties required by Lender for the Lines of Credit shall been executed by each Guarantor, delivered to Lender, and be in full force and effect.

     (e) Lender shall have received a 90% guarantee acceptable to Lender from the Export-Import Bank of the U.S. for Lender's export revolving line of credit to Borrower.

(f) Lender, at its option and for its sole benefit, shall have conducted an inspection of Borrower's Accounts, Inventory, books, records, and operations, and Lender shall be satisfied as to their condition.

     (g) Borrower shall have paid or will pay to Lender all fees, costs and expenses specified in this Agreement and the Related Documents as are then due and payable. Lender will not impose any charge on Borrower in connection with this Loan Agreement and the Note(s) other than reasonable fees charged by the Lender in accordance with normal commercial lending practices.

     (h) There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement.

     MAKING LOAN ADVANCES. Advances under the credit facility are restricted solely to the export revolving line of credit guaranteed by the Export-Import Bank of the U.S. Advances, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by authorized persons. Lender may, but need not, require that all oral requests be confirmed in writing. Each Advance shall be conclusively deemed to have been made at the request of and for the benefit of Borrower (a) when credited to any deposit account of Borrower maintained with Lender or (b) when advanced in accordance with the instructions of an authorized person. Lender, at its option, may set a cutoff time, after which all requests for Advances will be treated as having been requested on the next succeeding Business Day.

MANDATORY LOAN REPAYMENTS/ADDITIONAL COLLATERAL. If at any time the aggregate principal amount of the outstanding Advances plus issued standby letters of credit shall exceed the applicable Borrowing Base, Borrower, immediately upon written or oral notice from Lender shall either (a) pay to Lender an amount equal to the difference between the outstanding principal balance of the Advances plus issued letters of credit and the Borrowing Base or (b) furnish additional security to Lender, in form and amount satisfactory to Lender and the Export-Import Bank of the U.S.

LOAN ACCOUNT. Lender shall maintain on its books a record of account in which Lender shall make entries for each Advance and such other debits and credits as shall be appropriate with the credit facility. Lender shall provide Borrower with periodic statements of Borrower's accounts, which statements will be considered to be correct and conclusively binding on Borrower unless Borrower notifies Lender to the contrary with thirty (30) days after Borrower's receipt of any such statement which Borrower deems to be incorrect.

OPERATING  ACCOUNT.    Borrower  shall  utilize a regular operating account with
Lender.

COLLATERAL. To secure payment of the Lines of Credit and performance of all other Loans, obligations and duties owed by Borrower to lender, Borrower (and others, if required) shall grant to Lender Security Interests in such property and assets as Lender may require (the "Collateral"), including without limitation Borrower's present and future Accounts, contract rights, general intangibles, proprietary software, equipment, inventory and assignment of credit insurance. Lender's Security Interests in the Collateral shall be continuing liens and shall include the proceeds and products of the Collateral, including without limitation the proceeds of any insurance. With respect ot the Collateral, Borrower agrees and represents and warrants to Lender:

PERFECTION OF SECURITY INTERESTS. Borrower agrees to execute such financing statements and to take whatever other actions are requested by Lender to perfect and continue Lender's Security Interests in the Collateral. Upon request of Lender, Borrower will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Borrower will note Lender's interest upon any all chattel paper if not delivered to Lender for possession by Lender. Contemporaneous with the execution of this Agreement, Borrower will execute one or more UCC financing statements and any similar statements as may be required by applicable law, and will file such financing statements and all such similar statements in the appropriate location or locations. Borrower hereby appoints Lender as its irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue any Security Interest. Lender may, at any time, and without further authorization from Borrower, file a carbon, photograph, facsimile, or other reproduction of any financing statement for use as a financing statement. Borrower will reimburse Lender for all expenses for the perfection, termination, and the continuation of the perfection of Lender's security interest in the Collateral. Borrower promptly will notify Lender of any change in Borrower's name including any change to the assumed business names of Borrower. Borrower also will promptly notify Lender of any change in Borrower's Employer Identification Number. Borrower further agrees to notify Lender in writing prior to any change in address or location of Borrower's principal governance office or should Borrower merge or consolidate with any other entity.

COLLATERAL RECORDS. Borrower does not, and at all times hereafter shall, keep correct and accurate records of the Collateral, all of which records shall be available to Lender or Lender's representative upon demand for inspection and copying at any reasonable time. With respect to the Accounts, Borrower agrees to keep and maintain such records as Lender may require, including without limitation information concerning Eligible Accounts and Account balances and agings. With respect to Inventory and Work in Progress, Borrower agrees to keep and maintain such records as Lender may require, including without limitation records itemizing and describing the kind, type, quality and quantity of Inventory and Work in Progress, Borrower's costs and selling prices, and the monthly withdrawals and additions to Inventory and Work in Progress: The following is an accurate and complete list of all locations at which Borrower keeps or maintains business records concerning Borrower's Accounts, Inventory and Work in Progress: 1801 California Street, Suite 295, Denver, Colorado
80202;  10333  Richmond  Avenue,  Suite  1000,  Houston,  Texas  77042.

COLLATERAL SCHEDULES. Concurrently with the execution and delivery of this Agreement, Borrower shall execute and deliver to Lender schedules of Accounts and Eligible Accounts, in form and substance satisfactory to the Lender. Thereafter Borrower shall execute and deliver to Lender such supplemental schedules of Eligible Accounts and such other matters and information relating to the Accounts as Lender may request.

REPRESENTATIONS AND WARRANTIES CONCERNING ACCOUNTS. With respect to the Accounts, Borrower represents and warrants to Lender: (a) Each Account represented by Borrower to be an Eligible Account for purposes of this Agreement, conforms to the requirements of the definition of an Eligible Account; (b) All Account information listed on schedules delivered to Lender will be true and correct, subject to immaterial variance; (c) Borrower has good and marketable title to Accounts due and collectible outside the United States; such accounts support exports originating from the United States; and proceeds from the collection of such accounts are remitted to the United States on a bi-monthly basis; (d) Lender, its assigns, or agents shall have the right at any time and at Borrower's expense to inspect, examine, and audit Borrower's records and to confirm with Account Debtors the accuracy of such Accounts.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender as of the date of this Agreement and as of the date of each disbursement of Loan proceeds:

     ORGANIZATION. Borrower is a corporation which is duly organized, validly existing, and in good standing where incorporated. Borrower has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. Borrower also is duly qualified as a foreign corporation and is in good standing in all states in which the failure to so qualify would have a material adverse effect on its businesses or financial condition.

     AUTHORIZATION. The execution, delivery, and performance of this Agreement and all Related Documents by Borrower, to the extent to be executed, delivered or performed by Borrower, have been duly authorized by all necessary action by Borrower within two (2) days after the date of this Agreement; do not require the consent or approval of any other person, regulatory authority or governmental body; and do not conflict with, result in a violation of, or constitute a default under (a) any provision of its articles of incorporation, operating agreement, or any other agreement or other instrument binding upon Borrower or (b) any law, governmental regulation, court decree, or order applicable to Borrower.

     FINANCIAL INFORMATION. Each financial statement of Borrower supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

     LEGAL EFFECT. This Agreement constitutes, and any instrument or agreement required hereunder to be given by Borrower when delivered will constitute, legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

     PROPERTIES. Except as contemplated by this Agreement or as previously disclosed in Borrower's financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower owns and has good title to all of Borrower's properties free and clear of all Security interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used, or filed a financing statement under, any other name for at least the last five 5) years.

     LITIGATION AND CLAIMS. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrowers financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

     TAXES. To the best of Borrower's knowledge, all tax returns and reports of Borrower that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

     LIEN PRIORITY. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interest on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral.

     BINDING EFFECT. This Agreement, the Note and all Security Agreements directly or indirectly securing repayment of Borrower's Loan and Note are binding upon Borrower as well as upon Borrower's successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

     COMMERCIAL PURPOSES. Borrower intends to use the Loan proceeds solely for business or commercial related purposes.

     EMPLOYEE BENEFIT PLANS. Each employee benefit plan as to which Borrower may have any liability complies in all material respects with all applicable requirements of law and regulations, and (i) no Reportable Event nor Prohibited Transaction (as defined in ERISA) has occurred with respect to any such plan,
(ii) Borrower has not withdrawn from any such plan or initiated steps to do so, and (iii) no steps have been taken to terminate any such plan.

     INVESTMENT  COMPANY  ACT.    Borrower  is  not an "investment company" or a
company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

     PUBLIC UTILITY HOLDING COMPANY ACT. Borrower is not a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Compete Act of 1935 as amended.

     REGULATIONS G, T AND U. Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of the Regulations G, T and U of the Board of Governors of the Federal Reserve System).

     LOCATION OF BORROWER'S OFFICES AND RECORDS. The chief place of business of Borrower and the office or offices where Borrower keeps its records concerning the Collateral is located at 1801 California Street, Suite 295, Denver, Colorado 80202. Additional records are kept at 10333 Richmond Avenue, Suite 1000, Houston, Texas 77042.

     INFORMATION. All information heretofore or contemporaneously herewith furnished by Borrower to Lender for the purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all information hereafter furnished by or on behalf of Borrower to Lender will be true and accurate in every material respect on the date as of which such information is dated or certified; and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading.

     SURVIVAL OF REPRESENTATION AND WARRANTIES. Borrower understands and agrees that Lender is relying upon the above representations and warranties in extending Loan Advances to Borrower. Borrower further agrees that the foregoing representations and warranties shall be continuing in nature and shall remain in full force and effect until such time as Borrower's Loan and Note shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

AFFIRMATIVE  COVENANTS.    Borrower covenants and agrees with Lender that, while
this  Agreement  is  in  effect,  Borrower  will:

     DEPOSIT  ACCOUNTS.    Borrower  will maintain all material deposit accounts
with  Lender.

     EXPORT-IMPORT BANK OF THE U.S. GUARANTY. At the request of Lender, either orally or in writing, comply with any requirement imposed on Lender by the Export-Import Bank of the U.S. in connection with their Guaranty.

     LITIGATION. Promptly inform Lender in writing of (a) all material adverse changes in Borrower's financial condition, ad (b) all litigation and claims and all threatened litigation and claims affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

     FINANCIAL RECORDS. Maintain its books and records in accordance with generally accepted accounting principles, applied on a consistent basis and permit Lender to examine and audit Borrower's books and records at all reasonable times.

     FINANCIAL STATEMENTS. Furnish Lender with: (a) as soon as available, but in no event later than 120 days after the end of each fiscal year, Borrower's annual CPA audited financial statement and Form 10-K for the year ended; (b) within 45 days after the end of each quarter, Borrower's quarterly financial statements prepared as Form 10-Q; (c) within 30 days after the end of each month, Borrower's internally prepared financial statements, agings of receivables and payables, and Borrowing Base and Compliance Certificate in the form attached as Exhibit A; (e) within 30 days after the end of each month, Borrower's shipment and credit insurance premium paid report. All financial reports required to be provided under this Agreement shall be prepared in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct.

     RECONCILIATION  AND  OTHER  STATEMENTS.    The Borrower shall submit to the
Lender monthly written accounts receivable reconciliation statements covering the collateral.

     ADDITIONAL  INFORMATION.    Furnish  such  additional  information  and
statements, lists of assets and liabilities, inventory schedules, budgets, forecasts, tax returns, and other reports whit respect to Borrower's or Guarantors' financial condition and business operations as Lender may request from time to time.

     FINANCIAL COVENANTS AND RATIOS. Comply with the following covenants and ratios:

     TANGIBLE NET WORTH. Maintain a minimum Tangible Net Worth of not less than -$3,000,000.00 on a quarterly basis.

     NET  WORTH  RATIO.    Maintain a ratio of Total Liabilities to Tangible net
Worth  of  less  than  3.00  to  1.00  on  a  quarterly  basis.

     CURRENT  RATIO.   Maintain a ratio of Current Assets to Current Liabilities
in  excess  of  1.0  to  1.00  on  a  quarterly  basis.

     CASH FLOW REQUIREMENTS. Maintain a positive cash flow at the end of each fiscal year.

Except as provided above, all computations made to determine compliance with the requirements contained in this paragraph shall be made in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct.

     FEES AND CHARGES. In addition to all other agreed upon fees and charges, pay the following: 1) any fees charged by the Export-Import Bank of the U.S. for providing its guarantee to Lender; 2) cost of an annual field examination, not to exceed $3,000.00 per examination; 3) standard Letter of Credit fees as established by the International Division of Bank One, Boulder, N.A.

     INSURANCE. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverages and with insurance companies reasonably acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least ten (10) days' prior written notice to Lender. In connection with all policies covering assets in which Lender holds or is offered a security for loans, Borrower will provide Lender with such loss payable or other endorsements as Lender may require.

     INSURANCE REPORTS. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy; (d) the properties insured; (e) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (f) the expiration date of the policy.

     OTHER AGREEMENTS. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other creditor and notify Lender immediately in writing of any default in connection with any other such agreements.

     LOAN PROCEEDS. Use all Loan proceeds solely for Borrower's and its subsidiaries (as defined in the paragraph below entitled Subsidiaries and Affiliates) business operations, unless specifically consented to the contrary by Lender in writing.

     TAXES, CHARGES AND LIENS. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrowers properties, income, or profits. Provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (a) the legality of the same shall be contested in good faith by appropriate proceedings, and (b) Borrower shall have established on its books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with generally accepted accounting practices. Borrower, upon demand of Lender, will furnish to Lender evidence of payment of the assessments, taxes, charges, levies, liens and claims and will authorize the appropriate governmental official to deliver to Lender at any time a written statement of any assessments, taxes, charges, levies, liens and claims against Borrower's properties, income, or profits.

     PERFORMANCE. Perform and comply with all terms, conditions, and provisions set forth in this Agreement and in all other instruments and agreements between Borrower and Lender in a timely manner, and promptly notify Lender if Borrower learns of the occurrence of any event which constitutes an Event of Default under this Agreement.

     OPERATIONS. Substantially maintain its present executive and management personnel; conduct is business affairs in a reasonable and prudent manner and in compliance with all applicable federal, state and municipal laws, ordinances, rules and regulations respecting its properties, charters, businesses and operations, including without limitation, compliance with the Americans With Disabilities Act and with all minimum funding standards and other requirements of ERISA and other laws applicable to Borrower's employee benefit plans.

     INSPECTION. The Borrower shall permit a representative of the Lender to make reasonable inspections at any time during normal business hours of the Borrower's facilities, activities, books and records, and cause its officers and employees to give full cooperation and assistance in connection therewith, so that Lender can determine whether the Borrower has maintained the Collateral Value at in accordance with the terms of this Agreement. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense. When any such inspection is characterized by Lender as a "field examination", Lender will limit such field examination to one a year and Borrower will pay Lender a fee related to its costs of any such field examination in an amount not to exceed $3,000.00 per examination. Such Information that the Lender obtains shall remain confidential and will not be disclosed to third parties.

     ENVIRONMENTAL COMPLIANCE AND REPORTS. Borrower shall comply in all respects with all environmental protection federal, state and local laws, statutes, regulations and ordinances; not cause or permit to exist, as a result of an intentional or unintentional action or omission on its part or on the part of any third party, or property owned and or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty
(30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

     ADDITIONAL ASSURANCES. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

NEGATIVE  COVENANTS.   Borrower covenants and agrees with Lender that while this
Agreement is in effect, Borrower shall not, without the prior written consent of
Lender:

     CAPITAL  EXPENDITURES.    Make  or  contract  to make capital expenditures,
including leasehold improvements, in any fiscal quarter in excess of $200,000.00.

     INDEBTEDNESS AND LIENS. (a) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including capital leases, except (i) debt to Renaissance Capital Partners II, Ltd. in the form of convertible debentures (ii) $45,000,000 in long term debt to Lindner Dividend Fund and (iii) short-term debt up to $300,000.00 incurred by Scientific Software-Intercomp (U.K.), Ltd. for working capital purposes or otherwise (b) sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower's assets, except for financing instruments sold in relation to Grantor sales or licensing of Grantor's proprietary software, or (c) sell with recourse any of Borrower's accounts, except to Lender and except liens for taxes not yet due or deposits or pledges in connection with or to secure payment of workmen's compensation, unemployment insurance or other social security or in connection with the good faith contest of any tax lien.

     CONTINUITY OF OPERATIONS. (a) Engage or enter into any agreement to engage in any business activities substantially different than those in which Borrower is presently engaged, or (b) cease or enter into any agreement to cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change ownership, dissolve or transfer or sell Collateral out of the ordinary course of business, or (c) pay any dividends on Borrower's stock (other than dividends payable in its stock) or purchase or retire any of Borrower's outstanding shares with cash.

     LOANS, ACQUISITIONS, INVESTMENTS AND GUARANTIES. (a) Make, or permit to exist, any investment, by loan, stock or security purchase or otherwise, in any subsidiary or other entity of any kind, except in its existing subsidiaries as defined below in the paragraph entitled "Subsidiaries and Affiliates", and except investments in U.S. Government obligations or investment grade marketable securities, or (b) incur any obligation as surety or guarantor, except by indorsement of instruments for deposit, endorsement of financing instruments related to sales on Borrower's behalf or collection in the ordinary course of business and except for the guaranty of Borrower's Canadian subsidiary, IRDE, and its financing arrangement with the Export Development Corporation.

     SALES OF ASSETS. Dispose of, sell, lease or transfer all or substantially all of its assets, other than sales of inventory in the ordinary course of business.

     TRANSFER OF CONTROLLING EQUITY INTEREST. The Borrower shall not transfer, purchase or redeem, or permit any subsidiary to transfer or purchase, any shares of the Borrower's capital stock resulting in a controlling equity interest unless such transfer, purchase or redemption is effected solely from the proceeds of and within a reasonable time after the issuance to third parties by the Borrower or its subsidiary of capital stock which is in addition to the capital stock of the Borrower or its subsidiary, as the case may be, outstanding on the date of the Loan Agreement.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if: (a) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender; (b) Borrower becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (c) there occurs a material adverse change in Borrower's financial condition in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; (d) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender.

RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA, Keogh, and trust accounts. Borrower authorizes Lender, to the extent permitted by applicable law to charge or setoff all sums, owing on the indebtedness against any and all such accounts. However, the Lender's right of setoff will be limited to Borrower's pro-rata share of any joint venture equity interest.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

     DEFAULT ON INDEBTEDNESS. Failure of Borrower to make any payment when due on the loans.

     OTHER DEFAULTS. Failure of Borrower or any Grantor to comply with or to perform when due any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents, or failure of Borrower to comply with or to perform any other term, obligation, covenant or condition contained in any other agreement between Lender and Borrower ten (10) days after receiving written notice from Lender demanding cure of such default. If the cure requires more than ten (10) days, Borrower shall immediately initiate steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter shall continue and complete all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

     DEFAULT IN FAVOR OF THIRD PARTIES. Should Borrower or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

     FALSE  STATEMENTS.    Any  warranty,  representation,  or statement made or
furnished to Lender by or on behalf of Borrower or any Grantor under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished.

     DEFECTIVE COLLATERALIZATION. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any Security Agreement to create a valid and perfected Security interest) at any time and for any reason.

     INSOLVENCY. Any dissolution or termination of Borrower's existence as a going business, insolvency, appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

     CREDITOR  OR  FORFEITURE  PROCEEDING.    Commencement  of  foreclosure  or
forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower, any creditor of any Grantor against any collateral securing the indebtedness, or by any governmental agency. This includes a garnishment, attachment, or levy on or of any of Borrower's deposit accounts with Lender.

     CHANGE IN OWNERSHIP. Any single change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

     ADVERSE  CHANGE.   A material adverse change occurs in Borrower's financial
condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the related documents, all commitments and obligations of Lender under this agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make Loan Advances or disbursements), and, at Lender's option, all indebtedness immediately will become due and payable all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "insolvency" subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents of available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender's right to declare a default and to exercise its rights and remedies.

NOTICE IN EVENT OF FILING OF ACTION FOR DEBTOR'S RELIEF. The Borrower shall promptly notify the Lender in writing of the occurrence of any of the following:
(1) the Borrower begins or consents in any manner to any proceeding or arrangement for its liquidation in whole or in part or to any other proceeding or arrangement whereby any of its assets are subject generally to the payment of its liabilities or whereby any receiver, trustee, liquidator the like is appointed for it or any for appointment as a debtor-in-possession under Title 11 of the U.S. Code); (2) the Borrower fails to obtain the dismissal or stay on appeal within thirty (30) calendar days of the commencement of any proceeding arrangement referred to in (1) above; (3) the Borrower begins any other procedure for the relief of financially distressed or insolvent debtors, or such procedure has been commenced against it, whether voluntarily or involuntarily, and such procedure has not been effectively terminated, dismissed or stayed within thirty (30) calendar days after the commencement thereof, or (4) the Borrower begins any procedure for its dissolution, or a procedure therefore has been commenced against it.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

     AMENDMENTS.    This  Agreement,  together  with  any  Related  Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     APPLICABLE LAW. This Agreement has been delivered to Lender and accepted by Lender in the State of Colorado. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Boulder County, the State of Colorado. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado.

     CAPTION  HEADINGS.   Caption headings in this Agreement are for convenience
purposes only and are not to be used to interpret or define the provisions of this Agreement.

     MULTIPLE PARTIES. All obligation of Borrower under this Agreement shall be joint and several, and all references to Borrower shall mean each and every Borrower. This means that each of the persons signing below is responsible for all obligations in this Agreement.

     COSTS AND EXPENSES. Borrower agrees to pay upon demand all of Lender's out-of-pocket expenses, including reasonable attorneys' fees, incurred in connection with the preparation, execution, enforcement and collection of this Agreement or in connection with the Loans made pursuant to this Agreement. Lender may pay someone else to help collect the Loans and to enforce this Agreement, and Borrower will pay that amount. This includes, subject to any limits under applicable law, Lender's attorney' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorney's fees for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law.

     NOTICES. All notices required to be given under this Agreement shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by Applicable law, if there is more than one Borrower, notice to any Borrower will constitute notice to all Borrowers. For notice purposes, Borrower agrees to keep Lender informed at all times of Borrower's current address(es).

     SEVERABILITY. If a court of competent jurisdiction finds any provision of the Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

     SUBSIDIARIES AND AFFILIATES. To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word "Borrower" as used herein shall include all subsidiaries of Borrower, with the exception of its Canadian subsidiary, IRDE. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any subsidiary of Borrower.

     SUCCESSORS AND ASSIGNS. All covenants and agreements contained by or on behalf of Borrower shall bind its successors and assigns and shall inure to the benefit of Lender, its successors and assigns. Borrower shall not, however, have the right to assign its rights under this Agreement or any interest therein, without the prior written consent of Lender.

     SURVIVAL. All warranties, representations, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement shall be considered to have been relied upon by Lender and will survive the making of the Loan and delivery to Lender of the Related Documents, regardless of any investigation made by Lender or on Lender's behalf.

     TIME IS OF THE ESSENCE. Time is of the essence in the performance of this Agreement.

     WAIVER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision of any other provision of this Agreement. No prior waiver by Lender, nor any course for dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any obligations of Borrower or of any Grantor as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent in subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS LOAN AGREEMENT, AND BORROWER AGREWES TO ITS TERMS. THIS AGREEMENT IS DATED AS OF MARCH 30, 1996.

BORROWER:

SCIENTIFIC  SOFTWARE-INTERCOMP,  INC.
A  Colorado  Corporation

By:___________________________________________
     Ronald  J.  Hottovy,  Vice  President/Secretary

LENDER:

BANK  ONE,  COLORADO,  N.A.

By:____________________________________
      Eric  R.  Long,  Assistant  Vice  President